Exhibit 4.1

NUMBER		SHARES
	[SUFFOLK BANCORP LOGO]	SEE REVERSE FOR
CERTAIN DEFINITIONS
	INCORPORATED UNDER THE LAWS OF THE	CUSIP 864739 10 7
STATE OF NEW YORK
THIS CERTIFIES THAT
is the owner of

FULLY PAID AND NON-ASSESSABLE COMMON STOCK OF THE PAR VALUE $2.50 PER SHARE OF

SUFFOLK BANCORP.

(herein called the “Corporation”), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation and the Bylaws of the Corporation, as now or hereafter amended, to all of which the holder hereof by the acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[CORPORATE SEAL]

SECRETARY		PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY

AS TRANSFER AGENT AND REGISTRAR

By:
AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common	UNIF GIFT MIN ACT	— Custodian (Cust) (Minor)
TEN ENT	— as tenants by the entireties		under Uniform Gifts to Minors
JT TEN	— as joint tenants with right of survivorship and not as tenants in common		Act (State)
		UNIF TRF MIN ACT	- Custodian (until age ) (Cust) under Uniform Transfers (Minor) to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

For value received,                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address, Including Zip Code of Assignee)

Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.